EXHIBIT 10.2

SECOND AMENDMENT TO

THE FOURTH AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT

This SECOND AMENDMENT TO THE FOURTH AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT (this “Amendment”), dated as of April 30, 2025 amends the Fourth Amended and Restated Series 2015-3 Supplement (as amended to date, the “Series 2015-3 Supplement”), dated as of March 4, 2024, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC, a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (the “Administrative Agent”), the several banks set forth on Schedule I thereto as Non-Conduit Purchasers (each, a “Non-Conduit Purchaser”), the several commercial paper conduits listed on Schedule I thereto (each, a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each, an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each, a “Funding Agent” with respect to such CP Conduit Purchaser), the entities set forth on Schedule I thereto as Committed Note Purchasers (each, a “Committed Note Purchaser”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2015-3 Noteholders (in such capacity, the “Series 2015-3 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2015-3 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended with the consent of ABRCF, the Trustee, any applicable Enhancement Provider and in connection with certain amendments, either the Required Noteholders of a Series of Notes or each affected Noteholder, as applicable;

WHEREAS, pursuant to Section 11.11 of the Series 2015-3 Supplement, (x) the Series 2015-3 Supplement may be amended in accordance with Section 12.2 of the Base Indenture and (y) the requirement contained in Section 12.2 of the Base Indenture for consent by the Required Noteholders to the amendment of the Series 2015-3 Supplement shall be satisfied upon attaining the consent of the Requisite Noteholders;

WHEREAS, the parties desire to amend the Series 2015-3 Supplement to (i) extend the expiry date with respect to the Class A Notes and the Class B Notes, (ii) extend the Reduction Date, (iii) revise the definition of U.K. Securitisation Regulation and related provisions to reflect recent changes in law, (iv) revise the definition of Discount to allow certain flexibility in selecting the applicable rate of interest or discount for the respective commercial paper conduit, (v) replace Schedule I thereto with a new Schedule I in the form of Schedule A to this Amendment and (vi) replace Exhibits J through W thereto with new Exhibits J through W in the form of Schedule B to this Amendment; and

WHEREAS, ABRCF has requested the Trustee, the Series 2015-3 Agent, the Administrator, the Administrative Agent and the Series 2015-3 Noteholders to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2015-3 Agent, the Administrator, the Administrative Agent and each Series 2015-3 Noteholder have agreed to, make the amendments described above as set forth herein.

NOW, THEREFORE, it is agreed:

1.         Amendment of Definitions. The following definitions are hereby amended and restated as follows, (i) by deleting the text thereof which is lined out and (ii) by inserting the text thereof which is double underlined:

“Class A Scheduled Expiry Date” means, with respect to any Purchaser Group of the Class A Notes, ~~April 1, 2026~~April 1, 2027, as such date may be extended in accordance with Section 2.6(b).

“Class B Scheduled Expiry Date” means, with respect to any Purchaser Group of the Class B Notes, ~~May 1, 2025~~April 1, 2026, as such date may be extended in accordance with Section 2.6(b).

“Discount” means as of any day, (a) with respect to any Match Funding CP Conduit Purchaser, the interest or discount component of the Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund or maintain the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser, including an amount equal to the portion of the face amount of the outstanding Commercial Paper issued to fund or maintain the CP Conduit Funded Amount with respect to such CP Conduit Purchaser that corresponds to the portion of the proceeds of such Commercial Paper that was used to pay the interest or discount component of maturing Commercial Paper issued to fund or maintain such CP Conduit Funded Amount, to the extent that such CP Conduit Purchaser has not received payments of interest in respect of such interest component prior to the maturity date of such maturing Commercial Paper, and including the portion of such interest or discount component constituting dealer or placement agent commissions and (b) with respect to any Pooled Funding CP Conduit Purchaser, the amount of interest or discount to accrue on or in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser (or, in the sole discretion of such Funding Agent, such other rate of interest or discount accruing on commercial paper issued by any other commercial paper conduit administered by the Funding Agent), to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser (including, without limitation, any interest attributable to the commissions of placement agents and dealers in respect of such Commercial Paper and any costs associated with funding small or odd-lot amounts, to the extent that such commissions or costs are allocated, in whole or in part, to such Commercial Paper by such Funding Agent).

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“EU/UK Retained Interest” means a material net economic interest in the form of the retention of the first loss tranche (within the meaning of paragraph 3(d) of Article 6 of the ~~Securitisation Regulations~~EU Securitisation Regulation and SECN 5.8.8R (1)(d)) by way of holding Class R Notes with a Class R Invested Amount of not less than 5% of the Retention Basis Amount.”

“Reduction Date” means November 1, ~~2024~~2025.

“U.K. Securitisation Regulation” means ~~the EU Securitisation Regulation enacted as retained direct EU law in the U.K. by virtue of the operation of the European Union (Withdrawal) Act 2018, as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019 (SI 2019/660)~~, collectively, the UK’s Securitisation Regulations 2024 (SI 2024/102), as amended (“SR 2024”), the securitisation sourcebook of the handbook of rules and guidance adopted by the FCA (“SECN”) and the Securitisation Part of the rulebook of published policy of the PRA (“PRASR”), together with the relevant provisions of the UK’s Financial Services and Markets Act 2000 (in each case, as amended, varied or substituted from time to time)).

2.         Amendment of Section 8.2. Section 8.2(m)(viii) is hereby amended and restated as follows, (i) by deleting the text thereof which is lined out and (ii) by inserting the text thereof which is double underlined:

(viii)        provide any and all information requested by any Series 2015-3 Noteholder that any such Series 2015-3 Noteholder would reasonably require in order for such Series 2015-3 Noteholder to comply with its obligations under the Securitisation Regulations; provided that (x) compliance by AESOP Leasing with this clause (viii) shall be at the expense of the requesting Non-Conduit Purchaser, Funding Agent, CP Conduit Purchaser or APA Bank and (y) nothing in this clause (viii) shall oblige AESOP Leasing to provide any information in the form of any template prescribed for purposes of Article 7 of the ~~Securitisation Regulations~~EU Securitisation Regulation and SECN 6, or to take any other action in accordance with, or in a manner contemplated by, such Article 7 of the ~~Securitisation Regulations~~EU Securitisation Regulation and SECN 6 unless otherwise agreed with a Series 2015-3 Noteholder;

3.         Amendment of Schedule I. Schedule I of the Series 2015-3 Supplement is hereby deleted in its entirety and substituted with Schedule I, as it appears in Schedule A hereto.

4.         Amendment of Exhibits J through W. Exhibits J through W of the Series 2010-6 Supplement are hereby deleted in its entirety and substituted with Exhibits J through W, each as it appears in Schedule B hereto.

5.         Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2015-3 Agent) hereby authorize and direct the Trustee and Series 2015-3 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.

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6.         This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2015-3 Supplement.

7.         This Amendment shall become effective on the later of (x) the date hereof and (y) the date on which each of the following shall have occurred: (i) each of ABRCF, the Administrator, the Administrative Agent and each Series 2015-3 Noteholder shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) each Funding Agent shall have received a letter, in form and substance satisfactory to such Funding Agent, from each of Moody’s, Standard & Poor’s and/or Fitch, as applicable, confirming the commercial paper rating of the related CP Conduit Purchaser after the effectiveness of this Amendment, (iv) all certificates and opinions of counsel required under the Base Indenture or by the Series 2015-3 Noteholders shall have been delivered to the Trustee and the Series 2015-3 Noteholders, as applicable, (v) the Administrative Agent shall have received, to the extent reasonably requested by the Administrative Agent (or by any Funding Agent or Non-Conduit Purchaser through the Administrative Agent) from the Administrator, all documentation and other information about ABRCF and its Affiliates required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and (vi) the amendment, dated as of the date hereof, to the Series 2010-6 Supplement shall have been executed and delivered by the parties thereto and all conditions precedent to the effectiveness thereof shall have been satisfied or waived (such later date, the “Amendment Effective Date”).

8.         From and after the Amendment Effective Date, all references to the Series 2015-3 Supplement shall be deemed to be references to the Series 2015-3 Supplement as amended hereby.

9.         This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail in a “pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.

10.         THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer

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THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee and Series 2015-3 Agent

By:	/s/ Mitchell L. Brumwell
	Name:	Mitchell L. Brumwell
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

AGREED, ACKNOWLEDGED AND CONSENTED:

SALISBURY RECEIVABLES COMPANY LLC, as a CP Conduit Purchaser under the Series 2015-3 Supplement

By:	/s/ Kinnary Armstrong
	Name:	Kinnary Armstrong
	Title:	Director

BARCLAYS BANK PLC, as an APA Bank under the Series 2015-3 Supplement

By:	/s/ Kinnary Armstrong
	Name:	Kinnary Armstrong
	Title:	Director

BARCLAYS BANK PLC, as a Funding Agent under the Series 2015-3 Supplement

By:	/s/ Kinnary Armstrong
	Name:	Kinnary Armstrong
	Title:	Director

FALCON ASSET FUNDING LLC, as a CP Conduit Purchaser under the Series 2015-3 Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A. as a Funding Agent under the Series 2015-3 Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A. as an APA Bank under the Series 2015-3 Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

AESOP LEASING, L.P., as a Committed Note Purchaser under the Series 2015-3 Supplement

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer

AVIS BUDGET CAR RENTAL, LLC, as Administrator

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer

SCHEDULE A

Attached.

SCHEDULE I-A TO FOURTH AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT

CP Conduit Purchaser Groups

Non-Conduit Purchasers

Committed Note Purchasers

SCHEDULE I-B TO FOURTH AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT

CP Conduit Purchaser Groups

Non-Conduit Purchasers

Committed Note Purchasers

SCHEDULE B

[Omitted].

[Index to Contents of Schedule B]

Exhibit J:	Form of Supplemental Indenture No. 4 to the Base Indenture
Exhibit K:	Form of Amendment to the Master Exchange Agreement
Exhibit L:	Form of Amendment to the AESOP I Operating Lease
Exhibit M:	Form of Amendment to the Finance Lease
Exhibit N:	Form of Amendment to the AESOP I Operating Lease Loan Agreement
Exhibit O:	Form of Amendment to the AESOP I Finance Lease Loan Agreement
Exhibit P:	Form of Class R Supplement
Exhibit Q:	Form of Amendment to the Escrow Agreement
Exhibit R:	Form of Amendment to Administration Agreement
Exhibit S:	Form of Amendment to the AESOP II Operating Lease
Exhibit T:	Form of Amendment to the AESOP II Operating Lease Loan Agreement
Exhibit U:	Form of Amendment to the Original AESOP Nominee Agreement
Exhibit V:	Form of Amendment to the Disposition Agent Agreement
Exhibit W:	Form of Amendment to the Back-up Administration Agreement